Exhibit 10.19

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

________________________

WARRANT FOR THE PURCHASE OF COMMON STOCK

OF U.S RARE EARTHS, INC.

(Void if not exercised on or before November 28, 2016)

No. W-_____

Date of Issuance: December 31, 2011

FOR VALUE RECEIVED, this Warrant is hereby issued by U.S. Rare Earths, Inc., a Nevada corporation (the “Company”), to Logic International Consulting Group, L.L.C. or assignee, (the “Holder”), a New York LLC, (the “Holder”).  Subject to the provisions of this Warrant (“Warrant”), the Company hereby grants to Holder the right to purchase 700,000 shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), at an exercise price of USD $0.50 per share (“Exercise Price”) during the period from the date of issuance of this Warrant through November 28, 2016.

The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.

1.

Exercise of Warrant.  Subject to the terms and conditions set forth herein, the Holder may exercise this Warrant at any time on or after December 31, 2011 but no later than the close of business (Pacific Time) on November 28, 2016.  In the event the underlying Shares are registered on Form S-1 or S-3, and for so long as the underlying Shares continue to be so registered, the Company, in its sole discretion, may require the Holder to exercise all or part of the Warrant if the close price is $7.00 per share for five (5) consecutive trading days.  To exercise this Warrant the Holder shall present and surrender this Warrant to the Company at its principal office, with the Warrant Exercise Form, attached hereto as Appendix A, duly executed by the Holder and accompanied by payment in cash or by check, payable to the order of the Company, of the aggregate Exercise Price for the total aggregate number of securities for which this Warrant is exercised or a cashless exercise at the sole decision of the Holder.  The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as the “Warrant Shares.”

Upon receipt by the Company of this Warrant, together with the executed Warrant Exercise Form and payment of the Exercise Price, if any, for the securities to be acquired, in proper form for exercise, and subject to the Holder’s compliance with all requirements of this Warrant for the exercise hereof, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such securities shall not then be actually delivered to the Holder;

If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates  representing  the Warrant shares by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

2.

Reservation of Shares.  The Company will reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares covered by this Warrant.  All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

3.

Assignment or Loss of Warrant.  This Warrant is fully assignable by the Holder hereof (subject to compliance with applicable laws and regulations).  Subject to the transfer restrictions herein (including Section 6), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form, attached hereto as Appendix B, duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee(s) named in such instrument of assignment and if applicable a new Warrant to Holder with respect to any portion of the Warrant not being assigned and this Warrant shall promptly be canceled.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and of reasonably satisfactory indemnification by the Holder, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a replacement Warrant of like tenor and date.

4.

Rights of the Holder.  The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

5.

Adjustments.

(a)

Adjustment for Recapitalization.  If the Company shall at any time after the date hereof subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its shareholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time after the date hereof combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased.  In either case, the exercise price shall also be proportionately adjusted.

(b)

Adjustment for Reorganization, Consolidation, Merger, etc.  If at any time after the date hereof the Company has a Change in Control (as hereafter defined), the Holder agrees that, either (a) Holder shall exercise its purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control, or (b) if the Holder elects not to exercise the Warrant, this Warrant will not expire upon the consummation of the Change of Control but shall automatically convert to a warrant to acquire such securities as Holder would have acquired if the Warrant had been exercised in its entirety immediately prior to the consummation of such Change in Control. For purposes of this Warrant, a “Change in Control” shall be deemed to occur in the event of a change in ownership or control of the Company effected through any of the following transactions: (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that immediately before the Change of Control directly or indirectly controls, or is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of outstanding securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization.

(c)

Certificate as to Adjustments.  The adjustments provided in this Section 5 shall be interpreted and applied by the Company in such a fashion so as to reasonably preserve the applicability and benefits of this Warrant (but not to increase or diminish the benefits hereunder).  In each case of an adjustment in the number of shares of Common Stock or other securities receivable on the exercise of the Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by two executive officers of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based.  The Company will mail a copy of each such certificate to each Holder.

(d)

Notices of Record Date, etc.  In the event that:

(i)

the Company shall declare any dividend or other distribution to the holders of Common Stock, or authorizes the granting to Common Stock holders of any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities; or

(ii)

the Company has a Change in Control; or

(iii)

the Company authorizes any voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to the holder of this Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right;

or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up.  Such notice shall be mailed at least twenty (20) days prior to the date therein specified.

(e)

No Impairment.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

(f)

Cash Dividends.  No adjustment pursuant to this Warrant shall be made in respect of any dividend payable in cash provided that notice of such dividend has been given in accord with section 5(d) at least fifteen (15) days prior to the record date for the payment of such dividend.

6.

Transfer to Comply with the Securities Act.

If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act ans under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferred execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

7.

Registration Rights.  The Company is not required or obligated to file a registration statement with respect to any of the Warrant Shares. The Company agrees to grant certain registration rights to the Holder in respect of this Warrant and the Warrant Shares. Accordingly, in the event that prior to the Termination Date the Company files a registration statement under the U.S. Securities Act of 1933, as amended, the Holder will have the right to include, or “piggyback” in the registration statement the Warrant and/or Warrant Shares, which right will be subject to and contingent upon approval by any investment banker and/or underwriter that the Company may engage in connection with the registration statement.

8.

Legend. Unless the Warrant Shares have been registered under the Securities Act on Form S-1 or Form S-3, upon exercise of this Warrant and the issuance of any of the Warrant Shares, all certificates representing such shares shall bear on the face thereof substantially the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION OF SUCH SECURITIES.  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS, (II) IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR (III) UPON THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/ OR COMPLIANCE IS NOT REQUIRED.

9.

Notices.  All notices required hereunder shall be in writing and shall be deemed given when sent by facsimile (if delivery confirmation is received), e-mailed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or the Holder, as the case may be, for whom such notice is intended, if to the Holder, at the e-mail or mailing address of record of such party as most recently provided in writing by such party to the other.  The initial addresses of the parties are set forth below.

10.

Applicable Law.  This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflict of laws provisions of such state.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

U.S. Rare Earths Inc.
By: /s/ Michael D. Parnell Name: Michael D. Parnell Title: Chief Executive Officer 12 Gunnebo Drive Lonoke, Arkansas 72086

Warrant Holder:

Address:

E-mail:

Facsimile:

SS#:

Appendix A

WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to (i) exercise the attached Warrant to purchase _________________ (_______) shares of the Common Stock of U.S Rare Earths, Inc., a Nevada corporation (the “Company”), at an exercise price of Fifty Cents (USD $0.50) per share, pursuant to the provisions of Section 1 of the attached Warrant, and hereby makes payment of the aggregate sum of $__________ in payment therefor.  If the Warrant is not being exercised in full, the undersigned hereby instructs the Company to issue a Warrant or Warrants for the unexercised portion of the Warrant and send it to the undersigned at the address stated below.  The undersigned’s execution of this form constitutes the undersigned’s agreement to all the terms of the Warrant and to comply therewith.

Signature

Print Name:

Signature, if jointly held

Print Name:

Date:

Appendix B

ASSIGNMENT FORM

FOR VALUE RECEIVED_____________________________ (“Assignor”) hereby sells, assigns and transfers unto _______________________________ (“Assignee”) all of Assignor’s right, title and interest in, to and under Warrant No. W-_____ issued by U.S. Rare Earths, Inc., a Nevada corporation, on December 31, 2011.

NOTE:  If only a portion of the Warrant rights are to be assigned and transferred, adjust the above statement and the balance of this form accordingly.

DATED: _________________

ASSIGNOR:

Signature

Print Name:

Signature, if jointly held

Print Name:

ASSIGNEE:

The undersigned agrees to all of the terms of the Warrant and to comply therewith.

Signature

Print Name:

Signature, if jointly held

Print Name: